Exhibit 10.31
                               SUBLEASE AGREEMENT
                                       for
                                  The Warehouse


This Agreement is made and entered into by and between:


Novo Nordisk A/S, a corporation duly organized and existing under the laws of Denmark and having its address at Novo Alle, DK-2800 Bagsvaerd, Denmark (hereinafter referred to as "Novo Nordisk")

and

HemaPharm Inc., a corporation duly organized and existing under the laws of Denmark and having its address at 140 Locke Drive, Marlborough, MA 01752, USA (hereinafter referred to as "HemaPharm").


Novo Nordisk and HemaPharm shall hereafter collectively sometimes be referred to as the Parties.


                                   WITNESSETH:

WHEREAS Novo Nordisk is the lessee of the Warehouse (as defined in the Asset Purchase Agreement entered into on May 2, 1996, and hereafter referred to as "Asset Purchase Agreement") pursuant to the Lease Agreement (attached hereto as Exhibit A) between it and Frigoscandia A/S (hereinafter referred to as "Lessor");

WHEREAS Frigoscandia A/S has in a letter dated March 11, 1996 (attached hereto as Exhibit B) consented to Novo Nordisk subleasing the Warehouse to HemaPharm under this Agreement, and;

WHEREAS HemaPharm desires to sublease the Warehouse on the terms set forth in this Agreement.


NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, both Parties agree as follows:

1        ASSUMPTION OF OBLIGATIONS

HemaPharm shall assume all of Novo Nordisk's rights, obligations and responsibilities under the Lease Agreement, except that Novo Nordisk shall remain responsible for making monthly rent payments to the Lessor in the amount agreed with the Lessor.



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                                                                               2



2        SUBLEASE PAYMENTS

HemaPharm shall, on the first day of each calendar month, pay to Novo Nordisk a rent equivalent to the average of the appraisals of two independent appraisers, of which the Parties shall appoint one each. In addition to the rent determined above HemaPharm shall pay VAT, if applicable.

Rent payments under this Agreement shall be increased on the first day of each calendar year in proportion to the relative increase in the "Nettoprisindeks" for the preceding calendar year, except that such increase shall be no less than three percent (3%) and no more than four percent (4%).


3        SECURITY DEPOSIT

HemaPharm shall, upon determination of the rent, pay to Novo Nordisk an amount equivalent to three (3) months' rent as security deposit.


4        TERM AND TERMINATION

This Agreement shall become effective on March 1, 1996, and shall remain in full force and effect until October 1, 2003, the expiration date of the Lease Agreement.

HemaPharm shall have the right in the event of a Business Shut Down as defined in the Asset Purchase Agreement, as defined in Section 1.3 (b) of said agreement to terminate this Agreement until March 31, 1998, without notice.


5        INDEMNIFICATION

HemaPharm Inc. shall indemnify Novo Nordisk against any and all Damages (as defined in the Asset Purchase Agreement) arising from either HemaPharm's actions under this Agreement and/or its use (including but not limited to new installations of fixtures and other leasehold improvements) of the Warehouse, unless such Damages are the result of Novo Nordisk's negligence or willful misconduct.


6        ASSIGNMENT OF LEASE AGREEMENT

After March 31, 1998, Novo Nordisk shall be entitled to assign the Lease Agreement, with the consent of Frigoscandia A/S, and HemaPharm shall accept such assignment of all rights and



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                                                                               3

obligations under the Lease Agreement. In addition this Agreement shall be assignable to each Party's Affiliates as defined in the Asset Purchase Agreement.


7        CHOICE OF LAW

This Agreement shall be construed and interpreted pursuant to the laws of Denmark.


8        COUNTERPARTS

This Agreement shall be executed in two (2) counterparts, each one of which shall be deemed to be the original.


IN WITNESS WHEREOF, the Parties hereto have executed this Sublease Agreement on the date written below.


Date:  1996-05-02                          Date:  1996-5-2
Novo Nordisk A/S                           HemaPharm A/S

/s/ Ulrik Spork                            /s/ Karsten Liljegren
---------------------                      -----------------------------
By: Ulrik Spork                            By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00

                                           Date:  1996-5-2
                                           HemaPharm, Inc.

                                           /s/ Karsten Liljegren
                                           -----------------------------
                                           By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00





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                                                                               4

                                           Date:  1996-5-2
                                           HemaSure, Inc.

                                           /s/ Karsten Liljegren
                                           -----------------------------
                                           By:  Power of Attorney
                                                Karsten Liljegren
                                                Advokat
                                                Bredgade 38
                                                1260 Kobenhavn K
                                                Tlf. 33 47 88 00

                                   JONAS BRUUN
                                    LAW FIRM



HENNING AASMULOLSEN
ATTORNEY-AT-LAW
BREDGADE 35
DK-1260 COPENHAGEN K





                                    ANNEX TO
                               SUBLEASE AGREEMENT
                                       for
                                  The Premises


of May 2, 1996 by and between Novo Nordisk A/S, Novo Alle, 2880 Bagsvaerd, Denmark and HemaPharm Inc., 140 Locke Drive, Marlborough, MA 01752, U.S.A.

                                       1.

With reference to Section 2(2) of this Sublease Agreement the Parties hereby agree that the annual rent with effect as of March 1, 1996, shall be DKK 456,200, plus applicable VAT.

                                       2.

All rights and obligations of HemaPharm according to this Sublease Agreement is hereby transferred to HemaSure A/S, Sauntesvej 13, 2820 Gentofte with effect as of March 1, 1996, cf. Section 6, second sentence of this Sublease Agreement.


Date:                                  Date:


Novo Nordisk A/S                       HemaPharm Inc.

/s/ Kurt A. Nielsen  /s/ Jesper Oveson   /s/ Steven H. Rouhandeh
-------------------  -----------------  ------------------------
Deputy CEO           Vice President of  President
                     Corporate Finance

                                                                             6
                                       Date:


                                       HemaSure A/S


                                       /s/ Steven H. Rouhandeh /s/ Svenn Poulsen
                                       ----------------------- -----------------
                                         Director             Managing Director





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